UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 22, 2018

GT BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-08092	94-1620407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

1825 K Street
Suite 510
Washington, D.C. 20006
(800) 304-9888
(Address of principal executive offices, including zip code)
 (Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On January 22, 2018, GT Biopharma, Inc. (the “Company”) entered into a Securities Purchase Agreement with the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”) pursuant to which the Company has agreed to issue to the Buyers senior convertible notes in an aggregate principal amount of $7,760,510 (the “Notes”), which Notes shall be convertible into the Company’s common stock, par value $0.001 per share (the “Common Stock”), and five-year warrants to purchase the Company’s Common Stock representing the right to acquire an aggregate of approximately 1,694,440 shares of Common Stock (the “Warrants”).

The issuance of the Notes and Warrants is being made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

Contemporaneously with the execution and delivery of the SPA, the Company and the Buyers executed and delivered a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined thereto) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws. All descriptions of the SPA, the Registration Rights Agreement, the Notes and the Warrants contained herein are qualified in their entirety by reference to the exhibits filed herewith.

A copy of the press release announcing the execution of the Transaction is attached to this filing as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities.

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Securities Purchase Agreement by and among the Company and the Buyers, dated January 22, 2018

10.2	Form of Registration Rights Agreement by and among the Company and the Buyers, dated January 22, 2018

10.3	Form of Note

10.4	Form of Warrant

99.1	Press Release dated January 23, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: January 23, 2018	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement by and among the Company and the Buyers, dated January 22, 2018

10.2	Form of Registration Rights Agreement by and among the Company and the Buyers, dated January 22, 2018

10.3	Form of Note

10.4	Form of Warrant

99.1	Press Release dated January 23, 2018

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